Exhibit 24

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Hubertus M. Muehlhaeuser, President and Chief Executive Officer, and Joel H. Horn, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by Welbilt, Inc. (the “Company”) of shares of the Company’s Common Stock, par value $0.01 per share, of the Company pursuant to the Welbilt, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of May, 2017.
/s/ Dino J. Bianco
Dino J. Bianco

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Hubertus M. Muehlhaeuser, President and Chief Executive Officer, and Joel H. Horn, Senior Vice President, General Counsel and Secretary, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by Welbilt, Inc. (the “Company”) of shares of the Company’s Common Stock, par value $0.01 per share, of the Company pursuant to the Welbilt, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of April, 2017.
/s/ Joan K. Chow
Joan K. Chow

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Hubertus M. Muehlhaeuser, President and Chief Executive Officer, and Joel H. Horn, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by Welbilt, Inc. (the “Company”) of shares of the Company’s Common Stock, par value $0.01 per share, of the Company pursuant to the Welbilt, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of May, 2017.
/s/ Thomas D. Davis
Thomas D. Davis

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Hubertus M. Muehlhaeuser, President and Chief Executive Officer, and Joel H. Horn, Senior Vice President, General Counsel and Secretary, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by Welbilt, Inc. (the “Company”) of shares of the Company’s Common Stock, par value $0.01 per share, of the Company pursuant to the Welbilt, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of May, 2017.
/s/ Cynthia M. Egnotovich
Cynthia M. Egnotovich

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Hubertus M. Muehlhaeuser, President and Chief Executive Officer, and Joel H. Horn, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by Welbilt, Inc. (the “Company”) of shares of the Company’s Common Stock, par value $0.01 per share, of the Company pursuant to the Welbilt, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of May, 2017.
/s/ Andrew Langham
Andrew Langham

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Hubertus M. Muehlhaeuser, President and Chief Executive Officer, and Joel H. Horn, Senior Vice President, General Counsel and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto, relating to the offering from time to time by Welbilt, Inc. (the “Company”) of shares of the Company’s Common Stock, par value $0.01 per share, of the Company pursuant to the Welbilt, Inc. 2016 Omnibus Incentive Plan, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 28th day of April, 2017.
/s/ Brian R. Gamache
Brian R. Gamache